SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                           Form 8-K

                       CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


            Date of Report (Date of earliest Event
                  Reported):  March 2, 1998


     VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of January 26, 1998, providing for the issuance of the
     Vanderbilt  Mortgage  and   Finance,  Inc., Manufactured
     Housing    Contract    Senior/Subordinate Pass-Through
     Certificates, Series 1998A).

                     CLAYTON HOMES, INC.
            VANDERBILT MORTGAGE AND FINANCE, INC.
   -------------------------------------------------------
    (Exact name of registrant as specified in its charter)


Clayton Homes, Inc. - Del.
Vanderbilt - Tennessee          333-43583     62-0997810
----------------------------   ------------   -------------------
(State or Other Jurisdiction   (Commission    (I.R.S. Employer
of Incorporation)              File Number)   Identification No.)

4726 Airport Highway
Louisville, Tennessee                                  37777
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (423) 970-7200
                                                -----------------
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Item 5.  Other Events
         ------------

Filing of Computational Materials.
---------------------------------

     In connection with the offering of the Vanderbilt Mortgage and Finance, Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998A, Prudential Securities Incorporated and Credit Suisse First Boston, as the underwriters of the Certificates (the "Underwriters") have provided certain materials (the "Computational Materials") for distribution to its potential
investors.   Although  the Company  provided the  Underwriters
with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Prudential Securities Incorporated are attached hereto as
Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
            Information and Exhibits.
            ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials - Prudential Securities
Incorporated


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


VANDERBILT MORTGAGE AND FINANCE, INC.



By:      /s/ David R. Jordan
    -----------------------------
    Name:  David R. Jordan
    Title: Vice President



CLAYTON HOMES, INC.



By:    /s/ Kevin T. Clayton
    -------------------------
    Name: Kevin T. Clayton
    Title: President


Dated:  March 2, 1998

                                Exhibit Index
                                -------------



Exhibit                                                               Page
-------                                                               ----


99.1    Computational Materials, Prudential Securities Incorporated     6